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                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 25, 2001, with respect to the financial statements of Sierra-KD Components Division included in Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of Wilson Greatbatch Technologies, Inc. for the registration of 6,900,000 shares of its common stock.


                                                   ERNST & YOUNG LLP


San Diego, California
July 9, 2001